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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


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                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 31, 1996

                    McDonnell Douglas Corporation
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        (Exact Name of Registrant as Specified in its Charter)


   Maryland                       1-3685            43-0400674
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State or Other Jurisdiction     (Commission      (IRS Employer
of Incorporation)                File Number)    Identification No.)


Post Office Box 516, St. Louis, Missouri                63166-0516
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(Address of Principal Executive Offices)                (Zip Code)




                          (314) 232-0232
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                   Registrant's Telephone Number
















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Item 5.  Other Events.
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Effective May 31, 1996, the Company amended the Rights Agreement, dated as of August 2, 1990 and amended as of January 3, 1995, between the Company and First Chicago Trust Company of New York, as Rights Agent in order to provide for a Purchase Price (as defined in the Rights Agreement) of $125 after giving effect to the 2-for-1 stock split approved by the Board on January 26, 1996. At the same time the Company also restated the Rights Agreement in order to consolidate the new amendments with prior amendments to the Rights Agreement in one document for ease of reference.

          Each issued and outstanding share of the Company's Common Stock has attached to it one Preferred Stock Purchase Right which upon the occurrence of certain events would enable a holder to purchase one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock. Because of the nature of the voting, dividend and liquidation rights of the Series A Junior Participating Preferred Stock, the value of each one one-hundredth of a share of Series A Junior Participating Preferred Stock should approximate the value of one share of Common Stock. The amount and type of securities into which each Preferred Stock Purchase Right is exercisable are subject to adjustment upon the occurrence of certain events.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.     Description of Exhibit
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4         Amended and Restated Rights Agreement, dated as of May 31, 1996 between McDonnell Douglas Corporation and First Chicago Trust Company of New York which includes the form of Articles Supplementary for Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Preferred Stock Purchase Rights as Exhibit C.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               MCDONNELL DOUGLAS CORPORATION



May 31, 1996                  By: /s/ F. Mark Kuhlmann
  (Date)                        ---------------------------------
                                 F. Mark Kuhlmann
                                 Senior Vice President-
                                 and General Counsel

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EXHIBIT INDEX


Exhibit No.     Description of Exhibit

4 Amended and Restated Rights Agreement, dated as of May 31, 1996 between McDonnell Douglas Corporation and First Chicago Trust Company of New York which includes the form of Articles Supplementary for Series A Junior Participating Preferred Stock as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Preferred Stock Purchase Rights as Exhibit C.